Presentation to the Board of Directors

Husky

Regarding Project Terrapin


June 25, 1998

Project Terrapin
Transaction Overview


Transaction:                                                                    Acquisition of minority interest in Terrapin
Hypothetical Offer Price per Share:                                             $38.00
Premium to Market:                                                              19.2%
Total Offer Value for Minority Interest: (1)                                    $462.4 million
Consideration:                                                                  Cash
Accounting Treatment:                                                           Purchase Accounting
Annual Goodwill Charge:                                                         $10.2 million
Cost of Acquisition Financing:                                                  7.25%


(1) Assumes purchase of 11.5 million shares of Terrapin not currently owned by Husky and the in-the-money spread on all outstanding options.


[MERRILL LYNCH LOGO]

Project Terrapin
Summary of Terrapin Trading Multiples (1)
(U.S. dollars in millions, except per share data)


Share Price (6/22/98)                                               $  31.88

52 Week High                                                           39.50
52 Week Low                                                            26.31

Shares Outstanding (in millions) (2)                                  23.572

Equity Market Value                                                 $  751.4
Less: Net Cash (2)                                                      16.5
Plus: Minority Interest (2)                                              3.2
                                                                    --------
Enterprise Value                                                    $  738.0
                                                                    ========

                                                                                                       Share Price
                                           Enterprise Value as a Multiple of                         as a Multiple of
                               --------------------------------------------------------              ----------------
        Year                    Sales                   EBITDA                    EBIT                     EPS
---------------------          -------                 --------                  ------              ----------------
LTM                              2.18x                   11.3x                    14.2x                    23.1x
12/98E                           2.06                    10.2                     12.7                     21.1
12/99E                           1.89                     9.1                     11.2                     18.4

                                                   Financial Results
                               --------------------------------------------------------
LTM                             $339.2                  $65.3                    $52.0                     $1.38
12/98E (3)                       359.1                   72.2                     57.9                      1.51
12/99E (3)                       389.6                   80.7                     65.7                      1.74


(1)      Multiple as of 6/22/98 based on Terrapin share price of $31.88.

(2)      Source:  Forms 10Q, dated 3/31/98.

(3) Projections based on First Call earnings estimates and secular growth rate as of 6/22/98.


[MERRILL LYNCH LOGO]

Project Terrapin
Terrapin Stock Price Performance - 6/15/97 to Present

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
6/9/97           100.0%        100.0%       100.0%
6/10/97          100.4%        100.3%       100.4%
6/11/97          100.4%        100.8%        99.0%
6/12/97          101.3%        102.4%       100.3%
6/13/97          103.1%        103.5%       100.9%
6/16/97          102.2%        103.6%       101.1%
6/17/97           99.6%        103.7%       101.3%
6/18/97          101.3%        103.0%       101.6%
6/19/97           96.9%        104.1%       102.7%
6/20/97          100.2%        104.1%       102.4%
6/23/97          103.1%        101.8%       101.4%
6/24/97          100.4%        103.9%       102.0%
6/25/97           96.0%        103.0%       101.7%
6/26/97           94.2%        102.4%       101.3%
6/27/97           95.1%        102.8%       102.2%
6/30/97           98.7%        102.6%       103.3%
7/1/97           101.3%        103.3%       103.7%
7/2/97            99.6%        104.8%       103.5%
7/3/97           100.4%        106.3%       104.3%
7/7/97            99.1%        105.7%       103.9%
7/8/97           102.2%        106.5%       105.2%
7/9/97            98.7%        105.2%       104.5%
7/10/97           96.9%        105.9%       104.6%
7/11/97           96.4%        106.2%       105.0%
7/14/97           95.6%        106.4%       105.3%
7/15/97           98.7%        107.3%       105.0%
7/16/97           98.2%        108.5%       105.7%
7/17/97           99.1%        108.0%       105.3%
7/18/97           99.6%        106.1%       104.3%
7/21/97          100.0%        105.8%       103.5%
7/22/97          100.4%        108.2%       103.5%
7/23/97           96.9%        108.5%       103.5%
7/24/97           98.7%        109.0%       103.8%
7/25/97           96.9%        108.8%       103.8%
7/28/97           97.8%        108.5%       103.9%
7/29/97           97.8%        109.2%       103.6%
7/30/97           99.6%        110.4%       104.1%
7/31/97           98.7%        110.6%       105.0%
8/1/97           101.3%        109.8%       104.2%
8/4/97           100.9%        110.1%       103.7%
8/5/97           103.1%        110.4%       104.3%
8/6/97           102.2%        111.3%       105.2%
8/7/97           103.1%        110.2%       104.8%
8/8/97            98.7%        108.2%       103.7%
8/11/97           98.7%        108.6%       103.4%

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
8/12/97          98.7%        107.4%       103.1%
8/13/97         102.2%        106.9%       102.7%
8/14/97         100.4%        107.2%       103.3%
8/15/97          98.7%        104.4%       102.6%
8/18/97         101.8%        105.7%       102.8%
8/19/97          98.7%        107.3%       103.7%
8/20/97          99.1%        108.9%       104.5%
8/21/97         101.8%        107.2%       103.6%
8/22/97         100.4%        107.0%       103.2%
8/25/97          99.6%        106.6%       103.2%
8/26/97         102.2%        105.8%       102.7%
8/27/97          99.6%        105.9%       102.5%
8/28/97          99.6%        104.7%       102.6%
8/29/97          99.6%        104.2%       102.3%
9/2/97          101.3%        107.5%       103.1%
9/3/97          101.3%        107.5%       102.4%
9/4/97          101.8%        107.9%       103.0%
9/5/97          101.3%        107.7%       103.2%
9/8/97          103.1%        107.9%       104.1%
9/9/97          102.7%        108.2%       104.5%
9/10/97         104.0%        106.5%       105.6%
9/11/97         104.9%        105.8%       103.9%
9/12/97         104.9%        107.1%       106.2%
9/15/97         104.9%        106.6%       107.0%
9/16/97         104.0%        109.6%       109.0%
9/17/97         105.8%        109.3%       108.6%
9/18/97         106.7%        109.8%       108.8%
9/19/97         107.1%        110.2%       109.2%
9/22/97         107.6%        110.7%       108.9%
9/23/97         107.6%        110.3%       107.9%
9/24/97         110.9%        109.5%       107.9%
9/25/97         110.2%        108.7%       107.5%
9/26/97         108.4%        109.5%       107.6%
9/29/97         110.2%        110.5%       109.1%
9/30/97         107.6%        109.8%       109.4%
10/1/97         114.2%        110.7%       109.6%
10/2/97         115.6%        111.3%       110.7%
10/3/97         117.3%        111.8%       110.8%
10/6/97         117.3%        112.7%       108.8%
10/7/97         120.9%        113.9%       110.6%
10/8/97         127.1%        112.9%       109.8%
10/9/97         127.6%        112.5%       110.0%
10/10/97        126.2%        112.1%       109.7%
10/13/97        124.4%        112.2%       110.0%
10/14/97        123.6%        112.4%       110.1%

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
10/15/97        120.9%        111.9%       110.4%
10/16/97        114.7%        110.7%       108.0%
10/17/97        110.2%        109.4%       106.8%
10/20/97        112.9%        110.7%       106.6%
10/21/97        115.6%        112.7%       107.8%
10/22/97        114.7%        112.2%       107.3%
10/23/97        113.8%        110.2%       104.7%
10/24/97        112.4%        109.1%       104.4%
10/27/97        109.3%        101.6%        99.4%
10/28/97        108.9%        106.8%       100.3%
10/29/97        112.9%        106.5%       101.0%
10/30/97        106.7%        104.7%        99.5%
10/31/97        109.3%        106.0%       100.2%
11/3/97         108.0%        108.8%       101.9%
11/4/97         110.2%        109.0%       101.5%
11/5/97         107.6%        109.3%       103.0%
11/6/97         107.6%        108.7%       101.9%
11/7/97         106.7%        107.5%       100.6%
11/10/97        106.7%        106.7%       100.4%
11/11/97        110.2%        107.1%       100.3%
11/12/97        107.6%        105.0%        99.0%
11/13/97        109.3%        106.2%        98.6%
11/14/97        112.0%        107.6%        99.9%
11/17/97        111.6%        109.7%       100.9%
11/18/97        110.2%        108.7%       100.2%
11/19/97        111.1%        109.5%       101.7%
11/20/97        112.9%        111.1%       103.5%
11/21/97        105.8%        111.6%       104.3%
11/24/97        107.1%        109.7%       102.5%
11/25/97        106.2%        110.2%       103.0%
11/26/97        108.9%        110.3%       104.1%
11/28/97        108.9%        110.7%       104.2%
12/1/97         109.6%        113.0%       105.1%
12/2/97         112.9%        112.6%       104.4%
12/3/97         108.4%        113.2%       105.2%
12/4/97         108.4%        112.8%       105.0%
12/5/97         108.7%        114.0%       106.2%
12/8/97         109.3%        113.8%       106.8%
12/9/97         110.7%        113.1%       105.9%
12/10/97        109.8%        112.4%       105.0%
12/11/97        110.7%        110.7%       104.3%
12/12/97        112.9%        110.5%       103.4%
12/15/97        111.6%        111.6%       103.1%
12/16/97        112.4%        112.2%       103.7%
12/17/97        114.7%        111.9%       103.7%


[MERRILL LYNCH LOGO]

Project Terrapin
Terrapin Stock Price Performance - 6/15/97 to Present (cont'd)

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
12/18/97        116.0%        110.7%       103.1%
12/19/97        114.7%        109.7%       102.3%
12/22/97        115.6%        110.5%       103.2%
12/23/97        119.3%        108.8%       103.3%
12/24/97        119.6%        108.1%       102.4%
12/26/97        120.0%        108.5%       102.8%
12/29/97        119.6%        110.5%       103.6%
12/30/97        121.8%        112.5%       104.9%
12/31/97        118.2%        112.5%       105.1%
1/2/98          119.6%        113.0%       105.2%
1/5/98          118.2%        113.2%       104.1%
1/6/98          119.1%        112.0%       104.7%
1/7/98          120.9%        111.7%       104.2%
1/8/98          119.6%        110.8%       104.5%
1/9/98          125.3%        107.5%       101.8%
1/12/98         117.8%        108.8%       102.0%
1/13/98         118.2%        110.3%       103.1%
1/14/98         117.3%        111.0%       103.6%
1/15/98         117.3%        110.2%       104.6%
1/16/98         119.1%        111.4%       105.3%
1/20/98         121.3%        113.4%       106.9%
1/21/98         121.8%        112.5%       106.6%
1/22/98         120.9%        111.6%       106.1%
1/23/98         113.8%        111.0%       106.3%
1/26/98         110.2%        110.9%       105.6%
1/27/98         113.3%        112.3%       106.5%
1/28/98         113.8%        113.3%       108.2%
1/29/98         113.8%        114.2%       108.5%
1/30/98         115.6%        113.6%       107.9%
2/2/98          112.7%        116.0%       110.0%
2/3/98          120.0%        116.6%       109.7%
2/4/98          119.1%        116.7%       110.3%
2/5/98          116.4%        116.3%       111.6%
2/6/98          113.8%        117.3%       111.9%
2/9/98          112.9%        117.1%       113.3%
2/10/98         112.4%        118.1%       114.6%
2/11/98         113.8%        118.2%       114.9%
2/12/98         112.4%        118.7%       115.1%
2/13/98         111.1%        118.2%       116.2%
2/17/98         111.1%        118.5%       115.2%
2/18/98         110.7%        119.6%       116.0%

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
2/19/98         110.2%        119.2%       114.9%
2/20/98         113.8%        119.8%       116.3%
2/23/98         113.8%        120.3%       116.7%
2/24/98         112.4%        119.4%       117.1%
2/25/98         112.0%        120.9%       117.3%
2/26/98         110.2%        121.5%       117.7%
2/27/98         108.4%        121.6%       117.9%
3/2/98          107.1%        121.4%       116.9%
3/3/98          113.8%        121.9%       116.8%
3/4/98          113.3%        121.4%       117.1%
3/5/98          112.9%        120.0%       115.8%
3/6/98          113.8%        122.3%       117.2%
3/9/98          116.0%        121.9%       115.5%
3/10/98         117.8%        123.3%       116.6%
3/11/98         117.3%        123.8%       116.6%
3/12/98         117.3%        124.0%       117.0%
3/13/98         121.8%        123.8%       116.9%
3/16/98         125.3%        125.1%       117.4%
3/17/98         124.4%        125.2%       117.5%
3/18/98         124.4%        125.8%       117.0%
3/19/98         126.2%        126.3%       117.5%
3/20/98         124.4%        127.4%       117.4%
3/23/98         124.2%        127.0%       117.8%
3/24/98         123.1%        128.1%       119.5%
3/25/98         123.6%        127.7%       120.3%
3/26/98         124.9%        127.6%       119.7%
3/27/98         128.0%        126.9%       118.2%
3/30/98         127.6%        126.7%       118.4%
3/31/98         136.9%        127.7%       120.0%
4/1/98          131.6%        128.4%       120.5%
4/2/98          133.3%        129.8%       120.4%
4/3/98          131.6%        130.1%       120.6%
4/6/98          128.0%        130.0%       119.8%
4/7/98          128.9%        128.6%       118.7%
4/8/98          129.8%        127.7%       118.5%
4/9/98          131.6%        128.7%       119.0%
4/13/98         134.0%        128.6%       118.6%
4/14/98         136.0%        129.3%       120.5%
4/15/98         129.9%        129.7%       119.5%
4/16/98         132.9%        128.4%       118.5%
4/17/98         129.3%        130.1%       119.6%

                                           Composite
                                          of Terrapin
 Date           Terrapin      S&P 500    Comparables (1)
--------       ----------     --------   ---------------
4/20/98         131.8%        130.2%       119.1%
4/21/98         129.3%        130.6%       120.0%
4/22/98         128.0%        131.0%       120.3%
4/23/98         122.7%        129.7%       119.0%
4/24/98         119.1%        128.4%       118.1%
4/27/98         120.0%        125.9%       115.6%
4/28/98         117.3%        125.8%       116.5%
4/29/98         124.4%        126.9%       118.8%
4/30/98         124.4%        128.8%       119.2%
5/1/98          124.4%        129.9%       120.6%
5/4/98          124.4%        130.0%       121.4%
5/5/98          126.7%        129.3%       121.4%
5/6/98          124.0%        128.0%       121.3%
5/7/98          123.6%        126.9%       120.3%
5/8/98          124.4%        128.4%       120.9%
5/11/98         124.4%        128.2%       121.9%
5/12/98         123.6%        129.3%       121.3%
5/13/98         124.0%        129.7%       121.2%
5/14/98         123.8%        129.5%       120.6%
5/15/98         123.6%        128.5%       120.9%
5/18/98         122.7%        128.1%       120.1%
5/19/98         122.2%        128.6%       121.2%
5/20/98         122.2%        129.7%       121.5%
5/21/98         122.4%        129.2%       120.4%
5/22/98         121.8%        128.7%       120.7%
5/26/98         122.0%        126.8%       119.3%
5/27/98         119.1%        126.6%       118.1%
5/28/98         120.9%        127.2%       118.9%
5/29/98         121.6%        126.4%       117.6%
6/1/98          121.3%        126.4%       115.9%
6/2/98          118.0%        126.7%       115.5%
6/3/98          118.2%        125.5%       115.1%
6/4/98          118.2%        126.9%       115.7%
6/5/98          120.9%        129.1%       116.1%
6/8/98          118.7%        129.3%       115.4%
6/9/98          116.9%        129.6%       115.6%
6/10/98         113.1%        124.5%       113.3%
6/11/98         112.5%        122.5%       111.3%
6/12/98         113.8%        123.0%       110.5%
6/15/98         110.3%        120.6%       109.5%


(1) Includes: Beckman Coulter, Bio Rad Labs, C.R. Bard, Diagnostic Products, Dionex, Millipore, Perkin-Elmer, Sigma Aldrich, VWR Scientific Products and Waters.


[MERRILL LYNCH LOGO]

Project Terrapin
Terrapin Trading Volume - 6/15/97 to Present

                           Terrapin
 Date                  Trading Volume
--------               --------------
6/16/97                     15400
6/17/97                     14200
6/18/97                      2500
6/19/97                     21800
6/20/97                     23100
6/23/97                      2800
6/24/97                      6300
6/25/97                     30800
6/26/97                      9300
6/27/97                     15800
6/30/97                     24500
7/1/97                      17400
7/2/97                       2400
7/3/97                      11400
7/7/97                       1300
7/8/97                       1800
7/9/97                        500
7/10/97                     26300
7/11/97                     94300
7/14/97                      2700
7/15/97                     14900
7/16/97                     45900
7/17/97                     59900
7/18/97                      4400
7/21/97                    263300
7/22/97                     29800
7/23/97                     43800
7/24/97                     22200
7/25/97                      9100
7/28/97                     23100
7/29/97                     56600
7/30/97                     24500
7/31/97                     33500
8/1/97                       2400
8/4/97                      12400
8/5/97                       8200


                          Terrapin
 Date                  Trading Volume
--------               --------------
8/6/97                      10000
8/7/97                       2000
8/8/97                       2700
8/11/97                      2400
8/12/97                     29600
8/13/97                       300
8/14/97                     54700
8/15/97                      3200
8/18/97                      1200
8/19/97                       900
8/20/97                     46400
8/21/97                     40600
8/22/97                     46200
8/25/97                      8800
8/26/97                      3300
8/27/97                      2200
8/28/97                     10900
8/29/97                     28600
9/2/97                       7500
9/3/97                      22900
9/4/97                     116100
9/5/97                       6400
9/8/97                      12500
9/9/97                       7000
9/10/97                      1600
9/11/97                     16800
9/12/97                      5700
9/15/97                      5700
9/16/97                     16800
9/17/97                      3200
9/18/97                      3300
9/19/97                      8000
9/22/97                      1400
9/23/97                     11400
9/24/97                     13600
9/25/97                      6100


                          Terrapin
  Date                 Trading Volume
--------               --------------
9/26/97                      2100
9/29/97                      2500
9/30/97                     33300
10/1/97                     16400
10/2/97                     11100
10/3/97                     43400
10/6/97                      4200
10/7/97                     10400
10/8/97                     37800
10/9/97                     12500
10/10/97                     8400
10/13/97                     6200
10/14/97                    10000
10/15/97                     2900
10/16/97                    15800
10/17/97                    20500
10/20/97                     6500
10/21/97                     2200
10/22/97                    23400
10/23/97                     4300
10/24/97                     8600
10/27/97                     7000
10/28/97                     8600
10/29/97                    26100
10/30/97                    14800
10/31/97                    45200
11/3/97                     25300
11/4/97                     15500
11/5/97                     11400
11/6/97                     34300
11/7/97                     11200
11/10/97                    25100
11/11/97                     2600
11/12/97                     3900
11/13/97                     1400
11/14/97                    12900


                          Terrapin
  Date                 Trading Volume
--------               --------------
11/17/97                    23600
11/18/97                    16400
11/19/97                     3800
11/20/97                     1500
11/21/97                    37000
11/24/97                     6000
11/25/97                    42700
11/26/97                      300
11/28/97                      200
12/1/97                      2100
12/2/97                    186700
12/3/97                     42000
12/4/97                     14500
12/5/97                      2200
12/8/97                      3800
12/9/97                      1600
12/10/97                     4100
12/11/97                    38500
12/12/97                    27800
12/15/97                    19200
12/16/97                    17300
12/17/97                    15900
12/18/97                     8100
12/19/97                    62000
12/22/97                     6400
12/23/97                     6600
12/24/97                    15500
12/26/97                      400
12/29/97                    21300
12/30/97                    64400
12/31/97                    13900
1/2/98                      13800
1/5/98                       1700
1/6/98                      22500
1/7/98                      31900
1/8/98                      21300


[MERRILL LYNCH LOGO]

Project Terrapin
Terrapin Trading Volume - 6/15/97 to Present (cont'd)


                          Terrapin
  Date                 Trading Volume
--------               --------------
1/9/98                     214200
1/12/98                     42400
1/13/98                     64900
1/14/98                      7900
1/15/98                     23500
1/16/98                      7400
1/20/98                      4600
1/21/98                     35700
1/22/98                     11300
1/23/98                     20900
1/26/98                     11400
1/27/98                      5600
1/28/98                      9300
1/29/98                     70300
1/30/98                      3000
2/2/98                      16000
2/3/98                       7900
2/4/98                       1300
2/5/98                      42100
2/6/98                      58500
2/9/98                       6000
2/10/98                     10600
2/11/98                     22900
2/12/98                     17600
2/13/98                     12200
2/17/98                     44200
2/18/98                    121800
2/19/98                      4700
2/20/98                      2500
2/23/98                      1500
2/24/98                     18400
2/25/98                      3800
2/26/98                     12400
2/27/98                     17800
3/2/98                     232400
3/3/98                      73400


                          Terrapin
  Date                 Trading Volume
--------               --------------
3/4/98                      32100
3/5/98                       3200
3/6/98                      35700
3/9/98                     164400
3/10/98                     20500
3/11/98                      5100
3/12/98                      1600
3/13/98                     27000
3/16/98                     16100
3/17/98                     14800
3/18/98                     20500
3/19/98                      2700
3/20/98                     43700
3/23/98                     11900
3/24/98                      1300
3/25/98                      1900
3/26/98                      1500
3/27/98                    130100
3/30/98                      7200
3/31/98                     24700
4/1/98                      23000
4/2/98                      14700
4/3/98                       6800
4/6/98                       1200
4/7/98                       5400
4/8/98                       8200
4/9/98                      13500
4/13/98                     11500
4/14/98                      5700
4/15/98                     23100
4/16/98                      8700
4/17/98                      3200
4/20/98                       700
4/21/98                      3900
4/22/98                      2600
4/23/98                      3100


                          Terrapin
  Date                 Trading Volume
--------               --------------
4/24/98                      4900
4/27/98                     12900
4/28/98                      2500
4/29/98                       700
4/30/98                     11200
5/1/98                      17700
5/4/98                      19500
5/5/98                       3600
5/6/98                       7700
5/7/98                       5600
5/8/98                      13000
5/11/98                     18900
5/12/98                      6300
5/13/98                     22000
5/14/98                      9600
5/15/98                     11200
5/18/98                     19300
5/19/98                     15400
5/20/98                     19200
5/21/98                     17700
5/22/98                      1500
5/26/98                     27200
5/27/98                     29200
5/28/98                     20600
5/29/98                      4400
6/1/98                      40500
6/2/98                      39500
6/3/98                       9100
6/4/98                       4000
6/5/98                       2900
6/8/98                      12400
6/9/98                      24900
6/10/98                      2900
6/11/98                      1900
6/12/98                      2300
6/15/98                      3400


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN

Analysis of Terrapin Trading Volume - 6/15/97 to Present
(Shares in thousands)


                    TOTAL VOLUME TRADED IN THIS RANGE (1)

      CLOSING STOCK                  SHARES
       PRICE RANGE                   TRADED                   % TRADED
      -------------                  ------                   --------
     $26-50 - $28.50                  1,268                    23.52%
     $28.50 - $30.50                    840                    15.57%
     $30.50 - $32.50                  1,355                    25.44%
     $32.50 - $34.50                  1,061                    19.69%
     $34.50 - $36.50                    727                    13.47%
     $36.50 - $38.50                    116                     2.15%
     $38.50 - $39.50                     25                     0.46%

                TOTAL VOLUME TRADED AT OR BELOW THIS RANGE (1)

      CLOSING STOCK                  SHARES
          PRICE                      TRADED                   % TRADED
      -------------                  ------                   --------
          $28.50                      1,268                    23.52%
          $30.50                      2,108                    39.09%
          $32.50                      3,463                    64.23%
          $34.50                      4,525                    83.92%
          $36.50                      5,251                    97.39%
          $38.50                      5,367                    99.54%
          $39.50                      5,392                   100.00%



(1)  Terrapin share price 52 week high of $39.50 and 52 week low of $26.31.

[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Historical & Projected Financial Results
(U.S. dollars in million, except per share data)



                                                   HISTORICAL (1)                                                    PROJECTED (2)
                      ------------------------------------------------------------------------------------           -------------
                      1993            1994            1995            1996            1997           1998E           1999
                      ----            ----            ----            ----            ----           ----            ----


NET SALES           $  204.9        $  235.2        $  272.2        $  309.5        $  331.0        $  359.1       $  389.6
   % Growth               --            14.8%           15.7%           13.7%            7.0%            8.5%           8.5%


EBITDA              $   31.7        $   34.5        $   41.9        $   54.1        $   63.7        $   72.2       $   80.7
   %Margin              15.5%           14.7%           15.4%           17.5%           19.2%           20.1%          20.7%


EBIT                $   25.9        $   28.0        $   34.2        $   43.5        $   50.9        $   57.9       $   65.7
   % Margin             12.6%           11.9%           12.5%           14.1%           15.4%           16.1%          16.9%


NET INCOME          $   16.8        $   18.2        $   22.3        $   27.1        $   32.2        $   36.5       $   42.0
   % Margin              8.2%            7.7%            8.2%            8.7%            9.7%           10.2%          10.8%


EPS (DILUTED)       $    0.74        $   0.81        $   0.97        $   1.15        $   1.35        $   1.51       $   1.74
   % Growth              --              8.3%           20.6%           18.5%`          16.9%           12.1%        15.0%

                            PROJECTED (2)              1993-1998    1998-2001
                  --------------------------           ---------    ---------
                        2000            2001           5 YR CAGR    3 YR CAGR
                        ----            ----           ---------    ---------


NET SALES           $  422.7        $  458.7            11.9%        8.5%
   % Growth              8.5%            8.5%


EBITDA              $   90.2        $  100.8            17.9%       11.8%
   %Margin              21.3%           22.0%


EBIT                $   75.0        $   85.4            17.4%       13.8%
   % Margin             17.7%           18.6%


NET INCOME          $   48.7        $   56.1            16.8%       15.4%
   % Margin             11.5%           12.2%


EPS (DILUTED)       $    2.01        $   2.32            15.2%       15.4%
   % Growth             15.8%           15.3%



(1)  Excludes extraordinary and non-recurring charges.

(2) Projections based on First Call earnings estimates and secular growth rate as of 6/22/98.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Selected Publicly Traded Companies (1)




          1999 PE TO 5-YR GROWTH (2)


Sigma-Aldrich                      1.58x
C.R. Bard                          1.35x
Terrapin                           1.22x
Dionex                             1.21x
Waters                             1.03x
Bio Rad Labs                       0.98x
Millipore                          0.98x
Perkin Elmer                       0.95x
Beckman Coulter                    0.76x
Diagnostic Products                0.74x
VWR Scientific Products            0.72x
Offer Value (3)                    1.54x
Mean (4)                           1.03x
Median (4)                         0.98x


        ENTERPRISE VALUE AS A MULTIPLE
              OF 1998E EBITDA (2)

 Waters                            14.6x
 Perkin Elmer                      12.1x
 Sigma-Aldrich                     11.7x
 Dionex                            11.5x
 Millipore                         10.6x
 Terrapin                          10.3x
 C.R. Bard                         10.2x
 Beckman Coulter                    9.8x
 Diagnostic Products                9.2x
 VWR Scientific Products            8.2x
 Bio Rad Labs                       7.3x
 Offer Value (3)                   12.7x
 Mean (4)                          10.5x
 Median (4)                        10.4x


       EQUITY VALUE AS A MULTIPLE OF 1999E EPS

    Waters                            20.7x
    Sigma-Aldrich                     18.9x
    Terrapin                          18.3x
    Diagnostic Products               18.1x
    Dionex                            18.1x
    Perkin Elmer                      18.1x
    C.R. Bard                         16.2x
    Bio Rad Labs                      15.7x
    Millipore                         15.7x
    VWR Scientific Products           14.4x
    Beckman Coulter                   13.6x
    Offer Value (3)                   23.1x
    Mean (4)                          17.0x
    Median (4)                        17.2x



(1) Earnings projections are calendarized and based upon First Call estimates as of 6/22/98.

(2) Enterprise value is market value of equity plus long-term debt, short-term debt, market value of preferred stock and minority interest, less cash and cash equivalents.

(3)  Represents offer multiple at an offer price of $38.00 per Terrapin share.

(4)  Excludes Terrapin multiple from calculation.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Analysis of Comparable Acquisitions



                LIFE SCIENCES INDUSTRY
            TRANSACTION VALUE TO LTM EBITDA


Gull Lab./Fresenius                          23.1x
(5/5/94)
Amicom/Millipore                             19.4x
(11/18/96)
HemcCoe/Imcera Grp.                          17.0x
(9/28/92)
Coulter/Beckman                              15.8x
(9/2/97)
Andros/Genstar Capt.                         13.5x
(8/14/96)
Synectics Med./Meditronic                    12.6x
(3/8/96)
App. Bio sys./Perkin-Elmer                   11.5x
(10/6/92)
Nycomed/Amersham                             10.7x
(7/1/97)
Bio Whittaker/Cambrex                         9.2x
(8/25/97)
Life Sci. Int./Thermo Instr.                  8.3x
(1/21/97)
Offer Value (1)                              14.0x
Mean                                         14.2x
Median                                       13.1x


                        CHEMICAL INDUSTRY
                 TRANSACTION VALUE TO LTM EBITDA


      Allied Colloids/Ciba Specialty             14.4x
      (1/20/98)
      Loctite/Henkel                             13.2x
      (10/28/96)
      Petrolite/Baker Hughes                     12.3x
      (2/25/97)
      Unilever/Specialty Chem. Imperial          10.4x
      (5/7/97)
      Thompson Minwax/The Sherwin                10.3x
      Williams Co. (11/22/96)
      CPS Chem Co./Allied Colloids               10.1x
      (11/19/96)
      Offer Value  (1)                           14.0x

      Mean                                       11.8x

      Median                                     11.4x


(1)  Represents offer multiple at an offer price of $38.00 per Terrapin Share.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Pro Forma EPS Analysis (1)
(U.S. dollars)


                                                                     1999                 2000                 2001
                                                                     ----                 ----                 ----

HUSKY STATUS QUO EPS (2)                                            $2.73                $3.07                 $3.46


        HYPOTHETICAL
        OFFER PRICE
         PER SHARE                   OFFER PREMIUM (3)                HUSKY PRO FORMA EPS FOR TERRAPIN ACQUISITION
        ------------                 -----------------               -----------------------------------------------
           $38.00                         19.2%                      $2.30                $2.79                $3.36

            + $1                           3.1%                      (0.05)               (0.05)               (0.05)

            - $1                          -3.1%                       0.05                 0.05                 0.05

                                                                                  ACCRETION/(DILUTION)
                                                                     -----------------------------------------------

           $38.00                         19.2%                     -15.6%                -9.1%                -2.9%

            + $1                           3.1%                      -1.9%                -1.7%                -1.6%

            - $1                          -3.1%                       1.9%                 1.7%                 1.6%


(1) Projections for Terrapin based on First Call earnings estimates and secular growth rate as of 6/22/98.

(2) Projections based on First Call earnings estimates and secular growth rate as of 6/22/98.

(3)  Based on current Terrapin share price of $31.88.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Pro Forma Cash Analysis (1)
(U.S. dollars)


                                                                     1999                 2000                 2001
                                                                     ----                 ----                 ----

HUSKY STATUS QUO EPS (2)                                            $2.73                $3.07                 $3.46


        HYPOTHETICAL
        OFFER PRICE
         PER SHARE                   OFFER PREMIUM (3)                HUSKY PRO FORMA EPS FOR TERRAPIN ACQUISITION
        ------------                 -----------------               -----------------------------------------------

           $38.00                         19.2%                      $2.74                $3.23                $3.80

            + $1                           3.1%                      (0.03)               (0.03)               (0.03)

            - $1                          -3.1%                       0.03                 0.03                 0.03

                                                                                  ACCRETION/(DILUTION)
                                                                     -----------------------------------------------

           $38.00                         19.2%                       0.5%                 5.2%                 9.8%

            + $1                           3.1%                      -1.1%                -1.0%                -0.9%

            - $1                          -3.1%                       1.1%                 1.0%                 0.9%


(1) Pro Forma cash EPS excludes the goodwill amortization charge associated with the Terrapin transaction.

(2) Projections based on First Call earnings estimates and secular growth rate as of 6/22/98.

(3)  Based on current Terrapin share price of $31.88.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Analysis of Dilutive Strategic Transactions


           Acquirer                 Transaction                   Market View        Reaction to Acquirer's Stock Price
                                                                                  ---------------------------------------
Date          Target                   Value     Consideration  of Dilution (1)   1 week     1 month   6 months    1 year
----       ---------                -----------  -------------  --------------    ------     -------   --------    ------
May-98     Monsanto                   $2,300     Cash                 20%            4%        --         --         --
               DEKALB Genetics


Nov-97     McClatchy Newspapers        1,400     Cash & Stock        35%           -14%       -13%        -8%        --
               Cowles Media Co.

Nov-97     Merrill Lynch               5,260     Cash                 6%             4%        10%        32%        --
               Mercury Asset
               Management


Sep-97     Beckman Instruments         1,200     Cash                42%           -12%        -8%         5%        27%
               Coulter



Sep-96     AH Belo                     1,500     Cash & Stock        44%            -8%         2%         0%        33%
               Providence Journal
               Co.


Aug-96     WorldCom                   12,400     Stock               67%           -22%       -24%         3%        20%
               MFS


Apr-96     Aetna Life & Casualty       8,150     Cash & Stock        19%            -3%        -6%        12%        14%
               U.S. Healthcare




Mar-96     Betz Laboratories             632     Cash                30%             9%         4%        37%        54%
               Dearborn





Date                     Rationale
----        ---------------------------------------
May-98      Attempt to capture market share and
            compete with Pioneer in the acquisitive
            domestic and global seed market.

Nov-97      Strategic merger and concurrent
            sale of non core assets.

Nov-97      Strategic move toward long-term
            growth and necessary entrance into
            fee related asset management
            business.

Sep-97      Expects to generate cash flows
            which will pay down debt and
            establish an investment grade
            rating by 1999.

Sep-96      Strategic acquisition expanding
            media presence in the northeast and
            reposition company as a broadcaster.


Aug-96      The transaction is necessary for
            WorldCom to fully penetrate the
            local market.  Large synergies.

Apr-96      Provide size needed to negotiate
            favorable contracts.  The new
            company expects to realize
            synergies of $300 million within 18
            months.

Mar-96      Expansion into international
            markets in an attempt to compete
            against Nalco chemical.  Long term
            future growth through rapid
            integration of the two businesses
            is expected.


(1)  IBES mean 1 year forward earnings estimates.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Selected Publicly Traded Companies (1)



        EQUITY VALUE AS A MULTIPLE OF 1999E EPS

Ecolab Inc.                                  23.7x
Sigma Aldrich                                18.9x
International Flav/Frag                      18.2x
Great Lakes Chemical                         14.8x
Morton International                         13.6x
Nalco Chemical                               13.6x
Husky                                        12.0x
Hercules, Inc.                               11.5x
Grace (W.R.) & Co.                           11.2x
Mean  (2)                                    15.7x
Median  (2)                                  14.2x


               1999 PE MULTIPLE TO 5-YR GROWTH

    International Flav/Frag                     1.82x
    Great Lakes Chemical                        1.64x
    Ecolab Inc.                                 1.58x
    Sigma Aldrich                               1.58x
    Nalco Chemical                              1.23x
    Hercules, Inc.                              1.15x
    Morton International                        1.04x
    Husky                                       1.00x
    Grace (W.R.) & Co.                          0.93x
    Mean  (2)                                   1.37x
    Median  (2)                                 1.40x


(1)  Earnings estimates and 5 year growth rates based on First Call date
     6/22/98.

(2)  Excludes Husky multiple from calculation.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Terrapin Contribution to Husky


                                                        HISTORICAL                             PROJECTED
                                                      5 YEAR CAGR (1)                       3 YEAR CAGR (1)
                                                         1993-1998                             1998-2001
                                                      ---------------                       ---------------
NET SALES
Husky without Terrapin                                      3.8%                                 6.0%
Terrapin                                                   11.9%                                 8.5%
         Total                                              5.9%                                 6.8%
EBIT
Husky without Terrapin                                      4.5%                                 4.1%
Terrapin                                                   17.4%                                13.8%
         Total                                              9.1%                                 8.6%
NET INCOME
Husky without Terrapin                                      9.0%                                 9.8%
Terrapin                                                   16.8%                                15.4%
         Total (3)                                         10.9%                                11.8%
PRO FORMA (4)                                              --                                   20.8%


(1) Excludes extraordinary and non-recurring items. Includes general corporate expenses and other income and is before minority interest.

(2) Projections for Husky and Terrapin based on First Call earnings estimates and secular growth rates as of 6/22/98.

(3)  Total net income based on Husky's current ownership of Terrapin.

(4) Pro Forma for the acquisition of Terrapin based on net income growth from 1999 to 2001.


[MERRILL LYNCH LOGO]

PROJECT TERRAPIN
Impact of Growth on Multiples


                                            1999 P/E           5 YEAR
                COMPANY                     MULTIPLE        TOTAL RETURN
-----------------------------               --------        ------------
Air Products & Chemicals Inc.                  16.2x            13.70%
Airgas                                         19.3             15.00%
Applied Extrusun                               12.5             12.00%
Avery Dennison Corp.                           20.6             15.60%
Betzdearborn                                   13.4             15.50%
Bio Rad Labs Inc                               15.7             16.00%
Cambrex                                        14.6             15.40%
Crompton & Knowles Corp.                       12.6             20.20%
Cytec Inds                                     12.3             16.00%
Husky                                          12.0             15.20%
Ecolab Inc.                                    23.7             16.20%
Ethyl Corp.                                     8.1             11.20%
Ferro Corp.                                    13.0             13.90%
Great Lakes Chemical Corp                      14.8              9.80%
H.B. Fuller Co.                                14.0             13.50%
Hanna Co.                                      10.3             15.50%

Hanna Co.                                      10.3x            15.50%
Hercules                                       11.5             12.60%
Intl Flav and Frag                             18.2             13.40%
Intl Specialty Products                        14.3             15.00%
Learonal                                       13.0             21.40%
Terrapin                                       18.3             15.60%
Lubrizol Corp.                                 11.8             13.20%
Mineral Technology                             17.6             15.20%
Morton Intl                                    13.6             14.90%
Nalco Chem Co.                                 13.6             13.90%
OM Group                                       16.0             15.90%
Praxair                                        14.2             15.00%
RPM Inc                                        17.1             17.80%
Schulman Inc.                                  11.8             14.40%
Valspar Corp.                                  19.9             16.10%
W.R. Grace & Co.                               11.2             12.00%


Husky Total Return                         Status Quo           15.2%

Terrapin Total Return                      Status Quo           15.6%

Husky Total Return                          Pro Forma           24.0%


(1) Estimated 5 year total return equals the sum of First Call secular growth rates plus the current dividend yield as of 6/22/98.


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
PROJECT TERRAPIN
Analysis of Hypothetical Shareholder Value Over Time
(U.S. dollars in millions, except per share data)


KEY ASSUMPTIONS

Current Husky Share Price                                   $32.63
Husky Status Quo Forward (1999) EPS                           2.73
Husky Status Quo Forward P/E                                 12.0x
Terrapin Forward P/E                                          18.4


                                                                                 1998                   1999               2000
                                                                                 ----                   ----               ----
HUSKY STATUS QUO HYPOTHETICAL SHAREHOLDER VALUE
Husky Status Quo Forward EPS (1)                                                 $ 2.73                 $ 3.07            $ 3.46
Husky Status Quo Valuation (2)                                                   $32.63                 $36.70            $41.39

PRO FORMA HYPOTHETICAL SHAREHOLDER VALUE
Pro Forma Husky Forward EPS (3)                                                  $ 2.30                 $ 2.79            $ 3.36
Pro Forma Husky Forward P/E Multiple:               13.0x                        $29.95                 $36.25            $43.70
                                                    15.5                          35.71                  43.22             52.11
                                                    18.0                          41.47                  50.19             60.51

VALUE ACCRETION/DILUTION
Pro Forma Husky Forward P/E Multiple:               13.0x                         -8.2%                  -1.2%              5.6%
                                                    15.5                           9.4%                  17.8%             25.9%
                                                    18.0                          27.1%                  36.8%             46.2%

Pro Forma P/E to Breakeven Value                                                  14.2x                  13.2x             12.3x


(1) Projections based on First Call earnings estimates and secular growth rate as of 6/22/98.

(2) Husky Standalone valuation based on 1999 EPS and Husky current 1999 P/E (e.g., 1998 valuation equals 12.0x multiplied by 1999 Standalone EPS of $2.73).

(3)  Assumes offer price of Terrapin of $38.00 per share.


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